“Optimizing
Our
Performance
in a Difficult
Environment”

March 31, 2007

Rafael Arrillaga-Torréns

President & Chief Executive Officer

Yadira Mercado Piñeiro

EVP & Chief Financial Officer

Forward Looking Statements

This presentation may contain forward-looking statements including comments with respect to our objectives, strategies, and the results of our operations and business. These statements involve numerous assumptions, uncertainties and opportunities, both general and specific.  Risk exists that these statements may not be fulfilled.  We caution readers of this presentation not to place undue reliance on the forward-looking statements, as a number of factors could cause future company results to differ materially from these statements.
Forward-looking statements may be influenced in particular by factors such as: fluctuations in interest rates and stock indexes;
effects of competition in the areas in which we operate; changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors and others that may have not been included in this list, as well as other uncertaint ies and events.

EUBK 2

Stock Profile – as of April 30, 2007

Nasdaq Symbol                                                      EUBK

Recent Price                                   $8.51

Market Cap                  $165.65 million

Shares Outstanding                              19.4 million

50 Days Avg. Daily Volume                          22,663

EUBK 3

Headquarters:                                       San Juan, Puerto Rico

Total Assets:                                           $2.433 billion

Gross Loans & Leases:                           $1.761 billion

Branches:                                                     24

Deposits:                                                           $1.825 billion

Equity:                                                                $174.8 million

Employees:                                                520

Company Overview

Commercial Banking

Leasing

Mortgage

Trust & Wealth Management

EBS International Bank (IBE)

Automobile

Property & Casualty

Guaranteed Auto Protection

EuroBancshares, Inc.

Eurobank

EuroSeguros

EBS Overseas (IBE)

EUBK 4

Experienced Executive Leadership

Average experience:  29 years

*Joined Eurobank in 1979 as a director, became Chairman in 1993, and CEO in 1994.

Executive

Title

Experience

Joined Eurobank

Rafael Arrillaga

-

Torr

é

ns, Jr.*

Chairman, President and CEO

31

1979

Yadira R. Mercado

EVP, CFO and Corporate

Secretary

26

1991

Luis J. Berríos López

EVP, Chief Lending Officer

36

2006

Félix León

EVP, Operation

s

42

2004

Jorge E. Sepúlveda

-

Estrada

SVP and Treasurer

32

1993

Luis S. Suau Hernández

SVP, San Juan

-

Metropolitan

Area

32

1997

Fausto Pe

ñ

a Villegas

SVP, Northern Region

31

2001

Roberto Carreras Sosa

SVP, Eastern Region

30

2002

Jaime A. Borges Bonilla

S

VP, Southern Region

21

2006

Brenda Medina Alameda

SVP, Western Region

15

2003

Jaime Noble Fern

á

ndez

SVP, EuroLease

33

1999

Jose del Rio Jimenez

SVP, Mortgage

19

2005

EUBK 5

Establish Bank as Premier
Middle-Market Bank in Puerto
Rico

Focus on Niche Market to
Maintain Strong Earnings Growth
and Profitability

Maintain Strong Asset Quality

Expand Branch Franchise
through Novo Opportunities

Consider Strategic, Accretive
Acquisitions

Utilize Under-Leveraged IBE, as
Interest Rate Environment
Improves

Humacao

Corporate Strategy

EUBK 6

Atlantic Ocean
Grande de Manatí
Isabela
Carr 2
Aguadilla
Quebradillas
Arecibo
Barceloneta
Manatí
Vega Baja
Levittown
Cataño
San Juan
Vega Alta
Carr 22
Bayamón
Guaynabo
Carolina
Río Grande
Trujillo Alto
Fajardo
Corcega
San Sebastián
Carr 10
Utuado
Orocovis
Caguas
Carr 30
Juncos
Carr 53
Grande de Añasco
Mayagüez
Castaner
Hormigueros
Humacao
Vieques
Cabo Rojo
San Germán
Yauco
Carr 2
Joana Díaz
Ponce
Carr 52
Coamo
Cayey
Ensenada
Santa Isabel
Carr 1
Carr 53
Guayama
Maunabo
Lago Patillas
Caribbean Sea
EuroBank Branch
Proposed New Branch Site

➢

➢

➢

March 31, 2007

Branch Distribution Network

Currently operate a network of 24 branches

Plan to open 3 additional branches, 2 of them in 2007

Intend to have a branch located within a convenient drive of approximately 80% of the population of Puerto Rico

EUBK 7

Total Assets

CAGR:  30.23%

In million

608

1,035

1,321

2,103

2,391

2,501

2,433

0

500

1,000

1,500

2,000

2,500

3,000

2001

2002

2003

2004

2005

2006

1Q-2007

EUBK 8

Total Gross Loans and Leases

In million

CAGR:  29.19%

459

768

899

1,388

1,577

1,751

1,761

0

200

400

600

800

1,000

1,200

1,400

1,600

1,800

2001

2002

2003

2004

2005

2006

1Q-2007

EUBK 9

Loan Mix

In thousands

6,666

60,523

740

429,142

293,139

85,258

142,191

739,981

Commercial and industrial secured by R/E

Construction secured by R/E

Consumer secured by R/E

Residential mortgage

Commercial and industrial

Consumer

Lease financing contracts

Overdrafts

EUBK 10

Total Deposits

CAGR:  28.66%

In million

486

843

985

1,409

1,734

1,905

1,825

0

200

400

600

800

1,000

1,200

1,400

1,600

1,800

2,000

2001

2002

2003

2004

2005

2006

1Q-07

EUBK 11

Deposit Mix

In thousands

62,239

132,375

151,992

224,145

90,792

1,163,020

Noninterest-bearing

Now & Money Market

Savings

Broker Deposits

Regular CD's & IRAS

Jumbo CD's

EUBK 12

Total Capital

In million

47.8

57.3

65.1

158.3

165.0

169.9

174.8

0

20

40

60

80

100

120

140

160

180

2001

2002

2003

2004

2005

2006

1Q-2007

EUBK 13

Premier Commercial Banking

CAGR: 31.78%

In million

276

29

435

52

525

47

786

79

967

82

1,160

126

1,175

142

0

200

400

600

800

1,000

1,200

2001

2002

2003

2004

2005

2006

1Q-07

Commercial & Construction Loans

Construction

EUBK 14

Commercial Loans

In million

CAGR: 18.43%

706

884

1,034

1,033

0

200

400

600

800

1,000

1,200

EUBK 15

Leading Leasing Business

Open-ended

96% automobile leases

Lease Type

In million

CAGR:  24.12%

Up to 72 months

No residual value on 72
month leases

Lease Terms

Short to medium term fixed rate
product offsets the variable rate of
commercial portfolio

If a residual value exists, the lessee
is responsible

Lessee is deemed title holder (no
third party liability)

Strategy

138

256

316

459

488

443

429

0

50

100

150

200

250

300

350

400

450

500

2001

2002

2003

2004

2005

2006

1Q-2007

EUBK 16

Mortgage Business

Mortgage Portfolio, $86.5 million

Strategy:

Non-wholesale

Mortgage Type:

Fixed rate; maximum 30 years

FNMA, VA, FHA, Freddie Mac

Conforming, non-conforming

Target Market:

Homes financed by
construction lending
department

Retail customers; commercial
customers

Mayagüez

EUBK 17

Trust & Wealth Management

Established in 2002

Strategy and Focus:

Offer retirement benefits

Offer trust and wealth
management services

Fee structure based on AUM

Assets under management:
$254.0 million as of 03/31/07

EuroFinancial:

Joint venture with
Consultative Securities, Inc.

Established to service
customers’ investment needs

EUBK 18

Track Record

’01 – Mar ‘07 CAGR

30.23%

Total assets

28.01%

Total equity

27.33%

Net interest income

29.19%

Total gross loans &
leases

28.66%

Total deposits

6.66%

Net income – before
extraordinary gain

18.41%

Non-interest income –
service charge & other
fees

’01 – Dec ‘06 CAGR

Ponce Branch

EUBK 19

1Q 07 vs. 4Q 06 Highlights

174,771

1,824,563

1,761,488

2,432,777

12,130

2,255

$42,314

1Q ’07

-3.62%

$42,700

Total interest income

1.25%

2,248

Other non-interest income – service
charges & other fees

71.94%

10,281

Total non-interest expense

11.52%

169,878

Stockholders’ equity

1,905,356

1,750,838

2,500,920

4Q ’06

2.43%

Loans and leases (Net of Unearned)

-10.90%

Total assets

-16.96%

Deposits

Annualized
Change

($ in thousands)

EUBK 20

Credit Quality

*  Acquisition of Banco Financiero (12/15/02)

** Acquisition of Bank Trust (5/3/04)

2.23%

2.87%

2.98%

2.92%

2.30%

2.85%

3.36%

2.18%

2.87%

2.51%

2.23%

1.91%

2.52%

2.93%

0.24%

0.51%

0.47%

0.69%

0.92%

0.97%

0.88%

0.00%

0.50%

1.00%

1.50%

2.00%

2.50%

3.00%

3.50%

2001

2002*

2003

2004**

2005

2006

1Q-07

NCOs / Avg. Loans

NPAs / Total Assets

NPLs / Total loans

EUBK 21

Diluted Earnings Per Share

* It does not include $1.1 million extraordinary gain from Banco Financiero

** It does not include $4.4 million extraordinary gain from BT

$0.46

$0.42

$0.69

$1.04

$0.78

$0.37

$0.06

$0.00

$0.25

$0.50

$0.75

$1.00

$1.25

2001

2002*

2003

2004**

2005

2006

1Q-07

EUBK 22

Net Interest Margin and Spread*

Fully Taxable Equivalent

4.32%

3.57%

3.15%

3.29%

3.29%

2.86%

2.89%

3.47%

3.00%

2.81%

2.99%

2.88%

2.33%

2.35%

0.00%

0.50%

1.00%

1.50%

2.00%

2.50%

3.00%

3.50%

4.00%

4.50%

5.00%

2001

2002

2003

2004

2005

2006

1Q-07

Net Interest Spread

Net Interest Margin

EUBK 23

Non-interest income – service charge and other fees

In million

3.641

4.331

5.456

8.057

9.069

8.476

2.255

0

1

2

3

4

5

6

7

8

9

10

2001

2002

2003

2004

2005

2006

1Q-07

EUBK 24

Net Income

In million

* Includes a $4.4 extraordinary gain from BT

5.8

6.9

9.9

22.7

16.5

8.0

1.3

0

5

10

15

20

25

2001

2002

2003

2004*

2005

2006

1Q-07

EUBK 25

Track Record

Asset Quality Ratios

1Q-2007

2006

2005

2004

2003

2002

2001

Allowance for loan and lease losses

to nonperforming loans

34.35

37.89

50.16

46.97

35.11

31.36

44.21

Allowance for loan and lease losses

to total loans

1.16

1.08

1.15

1.37

1.04

0.90

0.98

Provision for Loan and Lease losses

to Net Loan and Lease Charge-Offs

136.69

104.64

93.75

84.96

162.29

113.04

259.78

EUBK 26

ROAA* and ROAE*

*Before extraordinary gain

1.10%

0.77%

0.87%

1.03%

0.74%

0.33%

0.21%

3.27%

14.34%

11.45%

16.50%

18.67%

10.70%

5.19%

0.00%

0.20%

0.40%

0.60%

0.80%

1.00%

1.20%

1.40%

2001

2002

2003

2004

2005

2006

1Q-07

0.00%

2.00%

4.00%

6.00%

8.00%

10.00%

12.00%

14.00%

16.00%

18.00%

20.00%

ROAA *

ROAE*

EUBK 27

Efficiency Ratio

54.69%

56.33%

51.48%

44.44%

47.84%

57.89%

63.98%

0.00%

10.00%

20.00%

30.00%

40.00%

50.00%

60.00%

70.00%

2001

2002

2003

2004

2005

2006

1Q-07

EUBK 28

Capital Position

8.13%

10.29%

11.36%

5.00%

6.00%

10.00%

4.00%

4.00%

8.00%

0.00%

2.00%

4.00%

6.00%

8.00%

10.00%

12.00%

Leverage

Tier 1

Total Capital

Regulatory Required

Well Capitalized

Eurobancshares, Inc.

EUBK 29

Tangible Common Equity Ratio

7.87%

5.54%

4.93%

7.54%

6.91%

6.44%

6.83%

0.00%

1.00%

2.00%

3.00%

4.00%

5.00%

6.00%

7.00%

8.00%

2001

2002

2003

2004

2005

2006

1Q-07

EUBK 30

Investment Considerations

Pure play commercial bank

Conservative experienced
management

Strong credit fundamentals

Strong organic growth

Positioned for further
growth

Hatillo Branch

EUBK 31